                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                                       OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 10, 2001


                             NOVELLUS SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

      CALIFORNIA                             000-17157                                     77-0024666
(State or Other Jurisdiction           (Commission File Number)                         (I.R.S. Employer
     of Incorporation)                                                                 Identification No.)


                  4000 North First Street, San Jose, CA 95134
          (Address of Principal Executive Offices, Including Zip Code)


                                 (408) 943-9700
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     On January 10, 2001 Novellus Systems, Inc. ("Novellus") announced the closing of its acquisition of Gasonics International Corporation. A copy of the press release issued by Novellus announcing the closing of the acquisition is attached hereto and filed as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     99.1 Press Release dated January 10, 2001




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 25, 2001

                              NOVELLUS SYSTEMS, INC.

                              By: /s/ Robert H. Smith
                                  ----------------------------------
                                  Robert H. Smith
                                  Executive Vice President,
                                  Finance and Administration, Chief
                                  Financial Officer, Secretary
                                  (Principal Financial Officer)

                                  EXHIBIT INDEX

                               EXHIBIT DESCRIPTION

     99.1            Press release dated January 10, 2001